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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) October 30,1998

                         SHOREWOOD PACKAGING CORPORATION
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               (Exact name of registrant as specified in charter)

   Delaware                        0-15007                       11-2742734
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(State or other                  (Commission                    (IRS Employer
jurisdiction of                    File No.)                 Identification No.)
 incorporation)




  277 Park Avenue, New York, New York                                10172
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:              (212) 371-1500
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                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

                  On October 30, 1998, Shorewood Packaging Corporation, a Delaware corporation, and certain of its wholly-owned subsidiaries (collectively, the "Company"), purchased from Queens Group, Inc., a New York corporation ("Queens") and certain entities affiliated with Queens (the "Related Entities") the printing and packaging business and substantially all the assets of Queens and the Related Entities (the "Acquired Assets"). The Related Entities are Queens Group - Weaverville, Inc., a New York corporation, Allmond Realty Co., a New York general partnership, Talmadge Realty Company, a New Jersey general partnership, Belmont Realty Company, a New York general partnership, Weaverville Realty Company, LLC, a Delaware limited liability company, and Mount Holly Enterprises, Inc., a North Carolina corporation. Neither Queens nor the Related Entities nor any other affiliates of Queens or the Related Entities had any material relationship with the Company or any of its affiliates, directors or officers, or any associate of any such director or officer.

                  In accordance with the terms and conditions of a certain Purchase and Sale Agreement dated October 30, 1998 by and among the Company, Queens and the Related Entities, the Acquired Assets were purchased, with economic effect as of September 1, 1998. The total consideration for the Acquired Assets consisted of a cash payment of approximately $105.9 million (subject to various adjustments certain of which will be based upon an audit of the interim balance sheet of Queens and the Related Entities as at August 30, 1998 and certain of which will be based on other factors), the assumption of Indebtedness (as defined) aggregating approximately $19.6 and one million shares of the Company's common stock, par value $.01 per share (the "Common Stock"). The closing price of the Common Stock on October 30, 1998 was $16 per share. Approximately $94.6 million of the cash portion of the purchase price was paid to the sellers at the closing and $11.25 million was escrowed subject to certain adjustments and contingencies. The purchase price was the result of arms length negotiations. The cash portion of the purchase price was funded from the proceeds of the Company's existing credit facility as amended and restated as of the date of the closing (the "New Credit Facility"). The lenders under the New Credit Facility are NationsBank, N.A., The Bank of Nova Scotia and various other participating lenders.

                  The Acquired Assets consist of substantially all the assets used by Queens and the Related Entities for the production and marketing of high quality, value-added printing and packaging products, primarily for the music, multimedia and general consumer industries (the "Business"), which Business the Company intends to continue. The Business was conducted by Queens and the Related Entities primarily at five facilities located at Weaverville, North Carolina, Stanley, North Carolina, Louisville, Kentucky, Edison, New Jersey and Indianapolis, Indiana. Queens' executive offices were located in Long Island City, New York. The Acquired Assets comprise the good will, all accounts receivable, furniture, fixtures and equipment, inventory, intellectual property (with certain exceptions) and contract rights owned or used by Queens and the Related Entities in connection with the Business. The Company or wholly-owned subsidiaries of the Company acquired fee simple title to the two North Carolina facilities and the Louisville, Kentucky facility together with title to all personal property associated with each such facility, a leasehold interest with an option to buy the Edison, New Jersey facility together with title to all personal property associated therewith and a leasehold interest in the Indianapolis, Indiana facility together with title to all personal property associated therewith.




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                  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

                  (a)      FINANCIAL STATEMENTS.

                           It is impractical to provide the financial statements requested by this Item within the time this Current Report is required to be filed. Such financial statements will be filed as soon as practicable, but not more than 60 days after this Current Report is required to be filed.

                  (b)      INTERIM AND PRO FORMA FINANCIAL INFORMATION.

                           It is impractical to provide the pro forma financial statements required by this Item within the time this Current Report is required to be filed. Such pro forma financial statements will be filed as soon as practicable, but not more than 60 days after this Current Report is required to be filed.

                  (c)      EXHIBITS.

                           10.116 Purchase and Sale Agreement, dated October 30, 1998, by and among Shorewood Packaging Corporation and Queens Group, Inc., Queens Group -Weaverville, Inc., Allmond Realty Co., Talmadge Realty Company, Belmont Realty Company, Weaverville Realty Company, LLC and Mount Holly Enterprises, Inc., omitting schedules and exhibits.(1)

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(1)      The Company shall furnish all omitted schedules and exhibits to the
         Purchase and Sale Agreement, dated October 30, 1998, by and among Shorewood Packaging Corporation and Queens Group, Inc., Queens Group -Weaverville, Inc., Allmond Realty Co., Talmadge Realty Company, Belmont Realty Company, Weaverville Realty Company, LLC and Mount Holly Enterprises, Inc., upon the request of the Securities and Exchange Commission.

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SHOREWOOD PACKAGING CORPORATION



                                      By: /s/ William H. Hogan
                                              William H. Hogan
                                              Vice President - Finance and
                                              Corporate Controller



Date:  November 16, 1998



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                                INDEX TO EXHIBITS

ITEM                                                                        PAGE

10.116 Purchase and Sale Agreement, dated October 30, 1998, by and among Shorewood Packaging Corporation and Queens Group, Inc., Queens Group - Weaverville, Inc., Allmond Realty Co., Talmadge Realty Company, Belmont Realty Company, Weaverville Realty Company, LLC and Mount Holly Enterprises, Inc.


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